                                                                  Exhibit 10.19


                    THE BOEING COMPANY BANK CREDIT AGREEMENT

                  Amended and Restated as of September 27, 1996


      The Boeing Company, a Delaware corporation, the Banks (defined below) and Citibank, N.A. as Agent for the Banks, hereby agree to amend and restate in its entirety as of September 27, 1996, The Boeing Company Bank Credit Agreement entered into as of September 30, 1994, among The Boeing Company, the banks party thereto, and Citibank, N.A., as agent for such banks, to read as follows:



                                    ARTICLE 1

                              Banks and Commitments

Section 1.01. Certain Definitions. (All other definitions are as set forth in Article 9).

      (a) "Bank"--Subject to the provisions of Section 2.18, any of the banking institutions set forth in Section 1.02.

      (b) "Commitment"--For each Bank, the full amount set forth opposite the name of such Bank in Section 1.02, or, if such Bank has entered into one or more assignments pursuant to Section 2.18 or Section 2.19, the amount set forth for such Bank in the Register maintained by the Agent pursuant to Section 2.18(b), as such amount may be reduced pursuant to Section 2.03, Section 2.08 or Section 2.17 or increased pursuant to Section 2.17.

      Section 1.02.  Schedule of Banks and Commitments.

                           Bank                                    Commitment

         Citibank, N.A                                            $100,000,000
         The Chase Manhattan Bank                                   85,000,000
         Long Term Credit Bank of Japan, Ltd.                       85,000,000
         Mitsubishi Trust and Banking Corp.                         75,000,000
         Bankers Trust Company                                      60,000,000
         Credit Lyonnais                                            60,000,000
         National Westminster Bank plc                              60,000,000
         ABN Amro Bank, N.V.                                        48,000,000
         Industrial Bank of Japan, Ltd.                             49,000,000
         Bank of Tokyo - Mitsubishi                                 49,000,000
         Nationsbank of Texas, N.A.                                 49,000,000
         Bank of America, N.T. & S.A.                               34,000,000
         Bank of New York                                           34,000,000
         The Sumitomo Bank Ltd.                                     34,000,000
         Wachovia Bank of North Carolina, N.A.                      34,000,000
         PNC Bank, N.A.                                             27,000,000
         Morgan Guaranty Trust Company of New York                  25,000,000
         Sumitomo Trust & Banking Co. Ltd.                          25,000,000
         CIBC Inc                                                   25,000,000
         First National Bank of Boston                              20,000,000
         U.S. Bank of Washington, N.A.                              15,000,000
         Bank IV, N.A.                                               7,000,000
         Total                                                  $1,000,000,000



                                    ARTICLE 2

                        Amounts and Terms of the Advances

         Section 2.01. The A Advances. Each Bank severally agrees, on the terms and conditions hereinafter set forth, to make A Advances to the Company from time to time on any Business Day during the period from the date hereof until the Termination Date in an aggregate principal amount at any time outstanding not to exceed such Bank's Commitment provided that the aggregate amount of the Commitments of the Banks shall be deemed used from time to time to the extent of the aggregate amount of the B Advances then outstanding and such deemed use of the aggregate amount of the Commitments shall be applied to the Banks ratably according to their respective Commitments (such deemed use of the aggregate amount of the Commitments being a "B Reduction"). Each A Borrowing shall be in an aggregate amount not less than $25,000,000 in the case of a Base Rate Borrowing or $50,000,000 in the case of a Eurodollar Rate Borrowing or, in each case, an integral multiple of $5,000,000 in excess thereof (or, if less, an aggregate amount equal to the difference between the aggregate amount of a proposed B Borrowing requested by the Company and the aggregate amount of B Advances offered to be made by the Banks and accepted by the Company in respect of such B Borrowing, if notice of such A Borrowing is given by the Company within two Business Days of the date of such B Borrowing) and shall consist of A Advances of the same Type made on the same day by the Banks ratably according to their respective Commitments. Within the limits of each Bank's Commitment, the Company may from time to time borrow, prepay pursuant to Section 2.12, and reborrow under this Section 2.01.

         Section 2.02. Making the A Advances.

              2.02(a) Each A Borrowing shall be made on notice, given by the Company to the Agent not later than 11:00 a.m. (New York City time) on the day of the proposed A Borrowing in the case of a Base Rate Borrowing and on the third Business Day prior to the date of the proposed A Borrowing in the case of a Eurodollar Rate Borrowing. The Agent thereupon shall give to each Bank prompt notice thereof by telecopier, telex or cable. Each such notice of an A Borrowing (a "Notice of A Borrowing") shall be by telecopier, telex or cable, confirmed immediately in writing, in substantially the form of Exhibit B-l hereto, specifying therein the requested (i) date of such A Borrowing, (ii) Type of A Advances comprising such A Borrowing, (iii) aggregate amount of such A Borrowing, and (iv) in the case of an A Borrowing comprised of Eurodollar Rate Advances, initial Interest Period for each such A Advance. Each Bank shall, before 1:00 p.m. (New York City time) on the date of such A Borrowing, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 8.02, in same day funds, such Bank's ratable portion of such A Borrowing. After the Agent's receipt of such funds and upon fulfillment of the applicable conditions set forth in Article 5, the Agent will make such funds available to the Company at the Agent's aforesaid address.

              2.02(b) Each Notice of A Borrowing shall be irrevocable and binding on the Company. In the case of any A Borrowing which the related Notice of A Borrowing specifies is to be comprised of Eurodollar Rate Advances, the Company shall indemnify each Bank against any loss, cost or expense incurred by such Bank on account of any failure to fulfill on or before the date specified for such A Borrowing in such Notice of A Borrowing the applicable conditions set forth in Article 5, including, without limitation, any loss (including loss of anticipated profits), cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Bank to fund the A Advance to be made by such Bank as part of such A Borrowing when such A Advance, as a result of such failure, is not made on such date.

              2.02(c) Unless the Agent shall have received notice from a Bank prior to 1:00 p.m. (New York City time) on the day of any A Borrowing that such Bank will not make available to the Agent such Bank's ratable portion of such A Borrowing, the Agent may assume that such Bank has made such portion available to the Agent on the date of such A Borrowing in accordance with subsection (a) of this Section 2.02 and the Agent may, in reliance upon such assumption, make available to the Company on such date a corresponding amount. If and to the extent that such Bank shall not have so made such ratable portion available to the Agent, such Bank and the Company severally agree to repay to the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Company until the date such amount is repaid to the Agent, at (i) in the case of the Company, the interest rate applicable at the time to A Advances comprising such A Borrowing and (ii) in the case of such Bank, the Federal Funds Rate. If such Bank shall repay to the Agent such corresponding amount, such amount so repaid shall constitute such Bank's A Advance as part of such A Borrowing for purposes of this Agreement.

              2.02(d) The failure of any Bank to make the A Advance to be made by it as part of any A Borrowing shall not relieve any other Bank of its obligation, if any, hereunder to make its A Advance on the date of such A Borrowing, but no Bank shall be responsible for the failure of any other Bank to make the A Advance to be made by such other Bank on the date of any A Borrowing.


         Section 2.03 Conversion to Term Loan, Repayment. On the Termination Date, immediately prior to the time when the aggregate unpaid principal amount of the A Advances would otherwise be due, the aggregate unpaid principal amount of the A Advances then outstanding shall automatically convert into a term loan which the Company shall repay to the Agent for the ratable account of the Banks on the Maturity Date. The amounts so converted shall be treated for all purposes of this Agreement as A Advances except that after the Termination Date:

         (a)     the Company may not make any additional borrowings;

         (b)     any amounts paid or prepaid may not be reborrowed;

         (c) the amount of each Bank's Commitment shall be equal at all times to the principal amount of the A Borrowing payable to such Bank from time to time, and the Company shall continue to pay the Facility Fee based on each Bank's Commitment through the Maturity Date;

         (d)     the provisions of Section 2.17 shall not be effective;

         (e) no Bank shall have the right to assign its rights in any A Advances outstanding.

      Section 2.04. Interest Rate on A Advances. The Company shall pay interest on the unpaid principal amount of each A Advance made by each Bank from the date of such A Advance until such principal amount shall be paid in full, at the following rates per annum: (i) during each period in which such A Advance is a Base Rate Advance, at a rate per annum equal at all times to the Base Rate in effect from time to time, payable quarterly in arrears on the first day of each January, April, July and October and on the Termination Date, and (ii) during each period in which such A Advance is a Eurodollar Rate Advance, at a rate per annum equal at all times during each relevant Interest Period for such A Advance to the Eurodollar Rate for such Interest Period plus the Applicable Margin, payable on the last day of each such Interest Period.

      Section 2.05. The B Advances.

              2.05(a) Each Bank severally agrees that the Company may make B Borrowings under this Section 2.05 from time to time on any Business Day during the period from the date hereof until the Termination Date in the manner set forth below, provided that, following the making of each B Borrowing, the aggregate amount of the Advances then outstanding shall not exceed the aggregate amount of the Commitments of the Banks.

                            2.05(a)(i) The Company may request a B Borrowing under this Section 2.05 by delivering to the Agent, by telecopier, telex or cable, confirmed immediately in writing, a notice of a B Borrowing (a "Notice of B Borrowing"), in substantially the form of Exhibit B-2 hereto, specifying the date and aggregate amount of the proposed B Borrowing, the maturity date for repayment of each B Advance to be made as part of such B Borrowing (which maturity date may not be later than the Termination Date but may otherwise be from 14 to 180 days following the date of such B Advance if the Company shall specify in the Notice of B Borrowing that the rates of interest to be offered by the Banks shall be fixed rates per annum (a "Fixed Rate Borrowing") and either 1, 2, 3, or 6 months from the date of such B Borrowing if the Company shall specify in the Notice of B Borrowing that such B Borrowing is to be a Borrowing consisting of Eurodollar Rate B Advances (a "Eurodollar Rate B Borrowing")), the interest payment date or dates relating thereto, and any other terms to be applicable to such B Borrowing, not later than 11:00 a.m. (New York City time) (A) at least one Business Day prior to the date of the proposed B Borrowing if the Company shall specify in the Notice of B Borrowing that such B Borrowing is to be a Fixed Rate Borrowing and (B) at least four Business Days prior to the date of the proposed B Borrowing, if the Company shall instead specify in the Notice of B Borrowing that such B Borrowing is to be a Eurodollar Rate B Borrowing. The Agent shall in turn promptly notify each Bank of each request for a B Borrowing received by it from the Company by sending such Bank a copy of the related Notice of B Borrowing.

                            2.05(a)(ii) Each Bank may, if, in its sole discretion, it elects to do so, irrevocably offer to make one or more B Advances to the Company as part of such proposed B Borrowing at a rate or rates of interest specified by such Bank in its sole discretion (such rate of interest to be a fixed rate if the Company requested Fixed Rate Advances, or a margin over the Eurodollar Rate if the Company requested Eurodollar Rate B Advances), by notifying the Agent (which shall give prompt notice thereof to the Company), before 10:00 a.m. (New York City time) (A) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, of the minimum amount and maximum amount of each B Advance which such Bank would be willing to make as part of such proposed B Borrowing (which amounts may, subject to the proviso to the first sentence of this Section 2.05(a), exceed such Bank's Commitment), the rate or rates of interest therefor (specified as stated in this paragraph (ii)) and such Bank's Applicable Lending Office with respect to such B Advance; provided that if the Agent in its capacity as a Bank shall, in its sole discretion, elect to make any such offer, it shall notify the Company of such offer before 9:30 a.m. (New York City time) on the date on which notice of such election is to be given to the Agent by the other Banks. If, by 10:00 a.m. (New York City time) on the date on which notice of a Bank's election under this Section 2.05(a)(ii) is to be made, the Agent fails to receive, at its address referred to in Section 8.02, the notice from a Bank provided for in this Section 2.05(a)(ii), the Agent may conclusively presume that such Bank has elected not to offer to make any B Advances to the Company with respect to the related Notice of B Borrowing.

                            2.05(a)(iii) The Company shall, in turn, (A) before 11:00 a.m. (New York City time) on the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (A) of paragraph (i) above and (B) before 12:00 noon (New York City time) three Business Days before the date of such proposed B Borrowing, in the case of a Notice of B Borrowing delivered pursuant to clause (B) of paragraph (i) above, either:

                            (x) cancel such B Borrowing by giving the Agent notice to that effect, or

                            (y) accept one or more of the offers made by any Bank or Banks pursuant to Section 2.05(a)(ii), in its sole discretion, by giving notice to the Agent of the amount of each B Advance (which amount shall be equal to or greater than the minimum amount, and equal to or less than the maximum amount, notified to the Company by the Agent on behalf of such Bank for such B Advance pursuant to Section 2.05(a)(ii) above) to be made by each Bank as part of such B Borrowing, and reject any remaining offers made by Banks pursuant to Section 2.05(a)(ii) above by giving the Agent notice to that effect.

                            2.05(a)(iv) If the Company notifies the Agent that such B Borrowing is canceled pursuant to Section 2.05(a)(iii)(x) above, the Agent shall give prompt notice thereof to the Banks and such B Borrowing shall not be made.

                            2.05(a)(v) If the Company accepts one or more of the offers made by any Bank or Banks pursuant to Section 2.05(a)(iii)(y) above, the Agent shall in turn promptly (A) notify each Bank that has made an offer as described in Section 2.05(a)(ii) above, of the date and aggregate amount of such B Borrowing and whether or not any offer or offers made by such Bank pursuant to Section 2.05(a)(ii) above have been accepted by the Company, (B) notify each Bank that is to make a B Advance as part of such B Borrowing, of the amount of each B Advance to be made by such Bank as part of such B Borrowing, and (C) notify each Bank that is to make a B Advance as part of such B Borrowing that the applicable conditions set forth in Article 5 appear to have been satisfied. Each Bank that is to make a B Advance as part of such B Borrowing shall, before 1:00 p.m. (New York City time) on the date of such B Borrowing specified in the notice received from the Agent pursuant to clause (A) of the preceding sentence and when such Bank shall have received notice from the Agent pursuant to clause (C) of the preceding sentence, make available for the account of its Applicable Lending Office to the Agent at its address referred to in Section 8.02 such Bank's portion of such B Borrowing, in same day funds. Upon fulfillment of the applicable conditions set forth in
      Article 5 and after receipt by the Agent of such funds, the Agent will make such funds available to the Company at the Agent's aforesaid address. Promptly after each B Borrowing the Agent will notify each Bank of the amount of the B Borrowing, the consequent B Reduction and the dates upon which such B Reduction commenced and will terminate.

              2.05(b) Each Notice of B Borrowing shall request an aggregate amount of B Advances not less than $50,000,000 or an integral multiple of $5,000,000 in excess thereof provided that the Company may accept offers aggregating less than $50,000,000 and offers which are not an integral multiple of $5,000,000 and provided further that following the making of each B Borrowing, the Company shall be in compliance with the limitation set forth in the proviso to the first sentence of subsection (a) above. Within the limits and on the conditions set forth in this Section 2.05, the Company may from time to time borrow under this Section 2.05, repay or prepay pursuant to Section 2.05(c), and reborrow under this Section 2.05, provided that a B Borrowing shall not be made within three Business Days of the date of any other B Borrowing.

              2.05(c) On the maturity date of each B Advance (such maturity date being that specified by the Company for repayment of such B Advance in the related Notice of B Borrowing delivered pursuant to Section 2.05(a)(i)) the Company shall repay to the Agent for the account of the Bank which has made such B Advance the then unpaid principal amount of such B Advance. The Company shall have no right to prepay any principal amount of any B Advance.

              2.05(d) The Company shall pay interest on the unpaid principal amount of each B Advance, from the date of such B Advance to the date the principal amount of such B Advance is repaid in full, at the fixed rate of interest for such B Advance (in the case of a Fixed Rate B Advance) specified by the Bank making such B Advance in its notice with respect thereto delivered pursuant to Section 2.05(a)(ii) above or (in the case of a Eurodollar Rate B Advance) the margin specified by the Bank making such B Advance in its notice with respect thereto delivered pursuant to Section 2.05(a)(ii) above plus the Eurodollar Rate determined with respect to such B Borrowing pursuant to Section 2.10, payable on the interest payment date or dates specified by the Company for such B Advance in the related Notice of B Borrowing delivered pursuant to
Section 2.05(a)(i) above.

              2.05(e) The indebtedness of the Company resulting from all B Advances made by a Bank shall be evidenced by a single B Note payable to the order of such Bank covering all Fixed Rate Advances, and a single B Note payable to the order of such Bank covering all Eurodollar B Advances, made by such Bank.

              2.05(f) Any Bank may, without the prior written consent of the Company, sell or assign all or any part of such Bank's rights in any or all of the B Advances made by such Bank or the B Notes in connection with such B Advances, provided, however, that (i) any such sale or assignment shall not require the Company to file a registration statement with the Securities and Exchange Commission or apply to qualify the Notes under the blue sky laws of any state and the selling or assigning Bank shall otherwise comply with all federal and state securities laws applicable to such transaction; (ii) no purchaser or assignee in such a transaction shall thereby become a "Bank" for any purpose under this Agreement, (iii) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Company hereunder) shall remain unchanged, (iv) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, and (v) the Company, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

      Section 2.06. Fees. The Company agrees to pay to the Agent for the account of each Bank a facility fee ("Facility Fee") on such Bank's Commitment, without regard to usage. Such fee shall be payable for the periods from the date hereof in the case of each Bank named in Section 1.02, and from the effective date on which any other Bank becomes party hereto, until the Termination Date at the rate of .05% per annum. Facility Fees shall be payable in arrears on each January 1, April 1, July 1 and October 1 during the term of this Agreement and on the Termination Date.

      Section 2.07. Compensating Balances. The Company shall (i) maintain with each Bank during each calendar year during which such Bank has any Commitment hereunder a compensating balance of demand deposits equal to one percent (1%) of the amount of such Bank's Commitment in effect from time to time without regard to usage or (ii) pay a fee in lieu thereof as follows. On February 15 of each year the Company shall pay to each Bank a fee (if such fee is payable pursuant to the preceding sentence), calculated with respect to the calendar year ending the preceding December 31 in an amount equal to the average Federal Funds Rate during such year times the excess, if any, of the average compensating balance required with respect to such Bank pursuant to this Section 2.07 during such calendar year over the Company's average balances of demand deposits maintained with such Bank during such calendar year. The amount of compensating balance and fees required during a calendar year shall be prorated for any calendar year during which this Agreement is not in effect for the entire year.

      Section 2.08. Reduction of the Commitments.

              2.08(a) Optional Reductions. The Company shall have the right, upon at least 10 Business Days' notice to the Agent, to terminate in whole or reduce ratably in part the unused portions of the Commitments of the Banks, provided that the aggregate amount of the Commitments of the Banks shall not be reduced to an amount which is less than the aggregate principal amount of the B Advances then outstanding.

              2.08(b) Mandatory Reduction. At the close of business on the Termination Date, the aggregate Commitments of the Banks shall be automatically and permanently reduced, on a pro rata basis, by an amount equal to the amount by which the aggregate Commitments immediately prior to giving effect to such reduction exceeds the aggregate unpaid principal amount of the A Advances then outstanding.

      Section 2.09. Additional Interest on Eurodollar Rate A Advances. The Company shall pay to each Bank, so long as such Bank shall be required under regulations of the Board of Governors of the Federal Reserve System to maintain reserves with respect to liabilities or assets consisting of or including Eurocurrency Liabilities, additional interest on the unpaid principal amount of each Eurodollar Rate A Advance of such Bank, from the date of such A Advance until such principal amount is paid in full, at an interest rate per annum equal at all times to the remainder obtained by subtracting (i) the Eurodollar Rate for the Interest Period for such A Advance from (ii) the rate obtained by dividing such Eurodollar Rate by a percentage equal to 100% minus the Eurodollar Rate Reserve Percentage of such Bank for such Interest Period, payable on each date on which interest is payable on such A Advance. Such additional interest shall be determined by such Bank and notified to the Company through the Agent.

      Section 2.10. Eurodollar Interest Rate Determination.

              2.10(a) Each Reference Bank agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Banks shall not furnish such timely information to the Agent for the purpose of determining any such interest rate, the Agent shall determine such interest rate on the basis of timely information furnished by the remaining Reference Banks.

              2.10(b) The Agent shall give prompt notice to the Company and the Banks of the Eurodollar Rate determined by the Agent.

              2.10(c) If fewer than two Reference Banks furnish timely information to the Agent for determining the Eurodollar Rate for any Eurodollar Rate Advances, the Agent shall determine the interest rate for deposits in U.S. Dollars for a period equal to that of the relevant Interest Period on the Telerate page 3750 quoted as of 11:00 a.m. (London time) two Business Days before the first day of such Interest Period or, if such page on such service ceases to display such information, such other page as may replace it on that service for the purpose of displaying such information, and the rate so determined shall be used as the Eurodollar Rate for such Eurodollar Rate Advances. If such rate is not so displayed on that service,

                     (i) the Agent shall forthwith notify the Company and the Banks that the interest rate cannot be determined for such Eurodollar Rate Advances,

                     (ii) each such Advance, if an A Advance, will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance (or if the Company was attempting to Convert a Base Rate Advance into a Eurodollar Rate A Advance, such Advance will continue as a Base Rate Advance), and

                     (iii) the obligation of the Banks to make Eurodollar Rate B Advances, or to make, or to Convert A Advances into, Eurodollar Rate A Advances shall be suspended until the Agent shall notify the Company and the Banks that the circumstances causing such suspension no longer exist.

              2.10(d) If, with respect to any Eurodollar Rate A Advances, the Majority Banks notify the Agent that the Eurodollar Rate for any Interest Period for such A Advances will not adequately reflect the cost to such Majority Banks of making, funding or maintaining their respective Eurodollar Rate A Advances for such Interest Period, the Agent shall forthwith so notify the Company and the Banks, whereupon

                     (i) each Eurodollar Rate A Advance will automatically, on the last day of the then existing Interest Period therefor, Convert into a Base Rate Advance, and

                     (ii) the obligation of the Banks to make, or to Convert A Advances into, Eurodollar Rate A Advances shall be suspended until the Agent shall notify the Company and such Banks that the circumstances causing such suspension no longer exist.

              2.10(e) If the Company shall fail to select the duration of any Interest Period for any Eurodollar Rate A Advances in accordance with the provisions contained in the definition of "Interest Period" in Section 9.01, the Agent will forthwith so notify the Company and the Banks and such A Advances will automatically, on the last day of the then existing Interest Period therefor, Convert into Base Rate Advances.

      Section 2.11. Voluntary Conversion of A Advances. The Company may on any Business Day, upon notice given to the Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the date of the proposed Conversion and subject to the provisions of Sections 2.10 and 2.14, Convert all A Advances of one Type comprising the same A Borrowing into Advances of another Type; provided, however, that any Conversion of any Eurodollar Rate A Advances into Base Rate Advances shall be made on, and only on, the last day of an Interest Period for such Eurodollar Rate A Advances. Each such notice of a Conversion shall, within the restrictions specified above, specify (i) the date of such Conversion, (ii) the A Advances to be Converted, and (iii) if such Conversion is into Eurodollar Rate A Advances, the duration of the Interest Period for each such A Advance.

      Section 2.12. Prepayments. The Company shall have the right at any time and from time to time, upon prior written notice from the Company to the Agent, to prepay the outstanding principal obligations evidenced by the A Notes in whole or ratably (except as provided in Section 2.13(b), 2.14 or 2.17) in part and may be obligated to make certain prepayments of obligations evidenced by one or more A Notes subject to and in accordance with the following:

              2.12(a) With respect to Base Rate Borrowings, such prepayment shall be without premium or penalty and shall be made on at least two Business Days' prior written notice. The Company shall designate in such notice the amount and date of such prepayment. Accrued interest on the amount so prepaid shall be payable on the first Business Day of the calendar quarter next following the prepayment. The minimum amount of Base Rate Borrowings which may be prepaid on any occasion shall be $25,000,000 or an integral multiple of $5,000,000 in excess thereof or, if less, the total amount of A Advances then outstanding.

              2.12(b) With respect to Eurodollar Rate A Borrowings, such prepayment shall be made on at least 5 Business Days' prior written notice. The Company shall designate in such notice the amount and date of such prepayment and the Eurodollar Rate A Borrowings against which each portion of each prepayment shall be applied, which portion shall be ratable as among the Banks. The minimum amount of each prepayment shall be an amount necessary to prepay the entire amount of the Eurodollar Rate A Borrowing with respect to which such prepayment is being made. The Company shall, on the date of the prepayment, pay to the Agent for the account of each Bank interest accrued to such date of prepayment on the principal amount prepaid plus, in the case only of a prepayment on any date which is not the last day of an applicable Eurodollar Interest Period, any amounts which may be required to compensate such Bank for any losses or out-of-pocket costs or expenses (including any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds, but excluding loss of anticipated profits) incurred by such Bank as a result of such prepayment, provided that such Bank shall exercise reasonable efforts to minimize any such losses, costs and expenses.

              2.12(c) If due to any prepayment pursuant to Section 2.14 or to the acceleration of any of the A Notes pursuant to Section 6.01 or otherwise, any Bank receives payment of its portion of, or is subject to any Conversion from, any Eurodollar Rate A Advance on any day other than the last day of an Interest Period with respect to such A Advance, the Company will pay to the Agent for the account of such Bank any amounts which may be payable to such Bank by the Company by reason of payment on such day as provided in Section 2.12(b).

      Section 2.13. Increases in Costs.

              2.13(a) If, due to either (1) the introduction of, or any change (other than, in the case of Eurodollar Rate Borrowings, a change by way of imposition or increase of reserve requirements referred to in Section 2.09) in, or new interpretation of, any law or regulation effective at any time and from time to time on or after August 15, 1980 or (2) the compliance with any request from or by any central bank or other governmental authority (whether or not having the force of law), there shall be any increase in the costs incurred by any Bank in agreeing to make or making, funding or maintaining any Eurodollar Rate A Advance then or at any time thereafter outstanding, then the Company shall from time to time, upon demand of such Bank (with a copy of such demand to the Agent), pay to the Agent for the account of such Bank such amounts as shall be required to compensate such Bank for such increased cost, provided that such Bank shall exercise reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any such increased cost. A certificate as to the amount of such increase in costs, submitted to the Company and the Agent by such Bank, shall be conclusive and binding for all purposes under this Section 2.13(a), absent manifest error.

              2.13(b) If any Bank determines that compliance with any law or regulation or any guidelines or request from any central bank or other governmental authority (whether or not having the force of law) which is enacted, adopted or issued at any time and from time to time after December 31, 1990 affects or would affect the amount of capital required or expected to be maintained by such Bank or any corporation controlling such Bank and that the amount of such capital is increased by or based upon the existence of such Bank's commitment to lend hereunder and other commitments of this type, then, upon demand by such Bank (with a copy of such demand to the Agent), the Company shall immediately pay to the Agent for the account of such Bank, from time to time as specified by such Bank, additional amounts sufficient to compensate such Bank in the light of such circumstances, to the extent that such Bank reasonably determines such increase in capital to be allocable to the existence of such Bank's commitment to lend hereunder, provided that such Bank shall exercise reasonable efforts (consistent with its internal policy and legal and regulatory restrictions) to minimize any such compensation payable by the Company hereunder. A certificate as to such amounts submitted to the Company and the Agent by such Bank, shall be conclusive and binding for all purposes, absent manifest error. Upon receipt of notice from any Bank claiming compensation pursuant to this Section 2.13(b) and as long as no Event of Default and no event which with notice or lapse of time or both would constitute an Event of Default shall have occurred and be continuing, the Company shall have the right, on or before the 30th day after the date of receipt of such notice, (i) to arrange for one or more Banks or other commercial banks to assume the Commitment of such Bank or (ii) to arrange for the Commitment of such Bank to be terminated and all A Advances owed to such Bank to be prepaid.

      Section 2.14. Illegality. If there is any introduction of, or change in, or in the interpretation of, any law or regulation, which in the opinion of counsel for the Agent in the relevant jurisdiction shall make it unlawful, or if any central bank or other governmental authority shall assert that it is unlawful, for any Bank to continue to fund or maintain any Eurodollar Rate Advances or to perform its obligations with respect to Eurodollar Rate Advances as provided hereunder, upon the issuance of such opinion of counsel or such assertion by a central bank or other governmental authority and notice given to the Company (accompanied by such opinion, if applicable) by the Agent, the Company shall forthwith either (1) prepay in full all Eurodollar Rate A Advances made by such Bank as a part of Eurodollar Rate A Borrowings, with accrued interest thereon and all other amounts which may be payable to such Bank by the Company as provided in Section 2.12(b) or (2) Convert all such Eurodollar Rate A Advances made by such Bank into A Borrowings of another Type as provided in
Section 2.11. Upon such demand or such notice of prepayment or Conversion, the obligation of such Bank to make or to Convert A Advances into, Eurodollar Rate A Advances shall be suspended until such time as the event giving rise to such prepayment or Conversion shall no longer apply, at which time the Commitment of such Bank to make A Advances for the funding of, or Conversion to, Eurodollar Rate A Borrowings shall be reinstated, subject to its then available Commitment.

      Section 2.15. Payments and Computations.

              2.15(a) The Company shall make each payment hereunder and under the Notes not later than 11:00 a.m. (New York City time) on the day when due in U.S. dollars to the Agent at its address referred to in Section 8.02 in same day funds. The Agent will promptly thereafter cause to be distributed like funds relating to the payment of principal or interest or fees ratably (other than amounts payable pursuant to Section 2.05, 2.09, 2.13, 2.14, or 2.17) to the Banks for the account of their respective Applicable Lending Offices, and like funds relating to the payment of any other amount payable to any Bank to such Bank for the account of its Applicable Lending Office, in each case to be applied in accordance with the terms of this Agreement. From and after the effective date of an assignment pursuant to Section 2.18, the Agent shall make all payments hereunder and under the Notes in respect of the interest assigned thereby to the Bank assignee thereunder, and the parties to such assignment shall make all appropriate adjustments in such payments for the periods prior to such effective date directly between themselves.

              2.15(b) All computations of interest based on the Base Rate and of fees shall be made by the Agent on the basis of a year of 365 or 366 days, as the case may be, and all computations of interest based on the Eurodollar Rate or the Federal Funds Rate shall be made by the Agent, and all computations of interest pursuant to Section 2.09 shall be made by a Bank, on the basis of a year of 360 days, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest or fees are payable. Each determination by the Agent (or, in the case of Section 2.09, by a Bank) of an interest rate hereunder shall be conclusive and binding for all purposes, absent manifest error.

              2.15(c) Whenever any payment hereunder or under the Notes shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be; provided, however, if such extension would cause payment of interest on or principal of Eurodollar Rate Advances to be made in the next following calendar month, such payment shall be made on the next preceding Business Day.

              2.15(d) Unless the Agent shall have received notice from the Company prior to the date on which any payment is due to the Banks hereunder that the Company will not make such payment in full, the Agent may assume that the Company has made such payment in full to the Agent on such date and the Agent may, in reliance upon such assumption, cause to be distributed to each Bank on such due date an amount equal to the amount then due such Bank. If and to the extent that the Company shall not have so made such payment in full to the Agent, each Bank shall repay to the Agent forthwith on demand such amount distributed to such Bank together with interest thereon, for each day from the date such amount is distributed to such Bank until the date such Bank repays such amount to the Agent, at the Federal Funds Rate.

      Section 2.16. Sharing of Payments, Etc. If any Bank shall obtain any payment (whether voluntary, involuntary, through the exercise of any right of set-off, or otherwise) on account of the A Advances made by it (other than pursuant to Sections 2.09, 2.13, 2.14 or 2.17), in excess of its ratable share of payments on account of the A Advances obtained by all the Banks, such Bank shall forthwith purchase from the other Banks such participations in the A Advances made by them as shall be necessary to cause such purchasing Bank to share the excess payment ratably with each of them, provided, however, that if all or any portion of such excess payment is thereafter recovered from such purchasing Bank, such purchase from each Bank shall be rescinded and such Bank shall repay to the purchasing Bank the purchase price to the extent of such recovery together with an amount equal to such Bank's ratable share (according to the proportion of (i) the amount of such Bank's required repayment to (ii) the total amount so recovered from the purchasing Bank) of any interest or other amount paid or payable by the purchasing Bank in respect of the total amount so recovered. The Company agrees that any Bank so purchasing a participation from another Bank pursuant to this Section 2.16 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Bank were creditor of the Company in the amount of such participation.

      Section 2.17. Alteration of Commitments and Addition of Banks. By a written agreement executed only by the Company, the Agent and the Bank or bank affected:

              (i) the Commitment of such Bank may be increased to the amount set forth in such agreement;

              (ii) such bank may be added as a Bank with a Commitment as set forth in such agreement provided that it agrees to be bound by all the terms and provisions of this Agreement; and

              (iii)the unused portion of the Commitment of such Bank may be reduced or terminated and the A Advances owing to such Bank may be prepaid in whole or in part, all as set forth in such agreement.

The Agent may execute any such agreement without the prior consent of any Bank (other than the Bank or bank affected), except that if at the time the Agent proposes to execute such agreement either (A) the Company's long-term senior unsecured debt is rated lower than BBB by S&P or lower than Baa2 by Moody's or
(B) an Event of Default, or an event which with notice or lapse of time or both would constitute an Event of Default, shall have occurred and be continuing, then the Agent shall not execute any such agreement unless it has first obtained the prior written consent of the Majority Banks and provided that the Agent shall not execute any such agreement without the prior written consent of the Majority Banks if such agreement would increase the total of the Commitments to an amount in excess of $1,100,000,000. The Agent shall give each Bank prompt notice of any such agreement becoming effective. All requests for Bank consent under the provisions of this Section 2.17 shall specify the date upon which any such increase, addition, reduction, termination, or prepayment shall become effective (the "Effective Date") and shall be made by means of a Request for Alteration substantially in the form as set forth in Exhibit C. On the Effective Date on which the Commitment of any Bank is increased, decreased, terminated or created or on which prepayment is made, all as described in such Request for Alteration, the Company or such Bank, as the case may be, shall make available to the Agent not later than 12:30 p.m. (New York City time) on such date, in same day funds, the amount, if any, which may be required (and the Agent shall distribute such funds received by it to the Company or to such Banks, as the case may be) so that at the close of business on such date the sum of the A Advances of each Bank then outstanding shall be in the same proportion to the total of the A Advances of all the Banks then outstanding as the Commitment of each Bank is to the total of the Commitments. The Agent shall give each Bank notice of the amount to be made available by, or to be distributed to, such Bank at least 5 Business Days before such payment is made.

      Section 2.18. Assignments; Sales of Participations and Other Interests in Notes.

              2.18(a) From time to time each Bank may with the prior consent of the Company and subject to the qualifications set forth below, assign to one or more Banks or other commercial banks (each such Bank or bank being an "Eligible Assignee") a portion of its rights and obligations under this Agreement (including, without limitation, a portion of its Commitment, the A Advances owing to it and all A Notes held by it) and will, at any time, if arranged by the Company pursuant to clause (A) of this sentence upon at least 30 days' notice to such Bank and the Agent, assign to one or more Eligible Assignees all of its rights and obligations under this Agreement (including without limitation, all of its Commitment, the A Advances owing to it and all A Notes held by it); provided, however, that if such Bank shall notify the Company and the Agent of its intent to request the Company's consent to an assignment, the Company shall have the right, for 30 days after receipt of such notice and so long as no Event of Default shall have occurred and be continuing, in its sole discretion either (A) to arrange for one or more Eligible Assignees to accept such assignment (a "Required Assignment") or (B) to arrange for the rights and obligations of such Bank (including, without limitation, such Bank's Commitment), and the total Commitments of the Banks to be reduced by an amount equal to the amount of such Bank's Commitment to be assigned and in connection with such reduction, to prepay that portion of the A Advances owing to such Bank which it proposes to assign; provided further that if the Company fails to notify such Bank that it has arranged for an assumption or reduction of the portion of Commitment to be assigned within 30 days of the receipt by the Company of such Bank's request for consent to assignment, the Company shall be deemed to consent to the proposed assignment; provided further that (i) any such assignment shall not require the Company to file a registration statement with the Securities and Exchange Commission or apply to qualify the A Notes under the blue sky laws of any state and the assigning Bank shall otherwise comply with all federal and state securities laws applicable to such assignment; (ii) the amount of the Commitment of the assigning Bank being assigned pursuant to each such assignment (determined as of the date of the assignment) shall either (A) equal 50% of all such rights and obligations (or 100% in the case of a Required Assignment) or (B) not be less than $10,000,000 and be an integral multiple of $5,000,000, and (iii) the aggregate amount of the Commitment of the assigning Bank assigned pursuant to all such assignments of such Bank (after giving effect to such assignment) shall in no event exceed 50% (except in the case of a Required Assignment) of all such Bank's Commitment (as set forth in Section 1.02, in the case of each Bank that is a party hereto as of September 27, 1996, or as set forth in the Register as the aggregate Commitment assigned to such Bank pursuant to one or more assignments, in the case of any assignee). No Bank shall be obligated to make a Required Assignment unless such Bank shall have received payments in an aggregate amount at least equal to the outstanding principal amount of all A Advances being assigned, together with accrued interest thereon to the date of payment of such principal amount and all other amounts payable to such Bank under this Agreement (including without limitation
Section 2.12(c) provided that such Bank shall receive its pro rata share of the Facility Fee on the next date on which the Facility Fee is payable). From and after the effective date of any assignment pursuant to this Section 2.18(a), (x) the assignee thereunder shall be a party hereto and, to the extent that rights and obligations hereunder have been assigned to it pursuant to such assignment have the rights and obligations of a Bank hereunder except that such assignee may not elect to assign any of its rights and obligations under this Agreement acquired by any assignment pursuant to this Section 2.18(a) for a period of nine months following the effective date specified in such assignment and (y) the Bank assignor thereunder shall, to the extent that rights and obligations hereunder have been assigned by it pursuant to such assignment relinquish its rights and be released from its obligations under this Agreement (and, in the case of an assignment covering all or the remaining portion of an assigning Bank's rights and obligations under this Agreement, such Bank shall cease to be a party hereto). Notwithstanding any other provision in this Agreement, any Bank may at any time create a security interest in all or any portion of its rights under this Agreement (including without limitation, the Advances owing to it and the Notes held by it) in favor of any Federal Reserve Bank in accordance with Regulation A of the Board of Governors of the Federal Reserve System.

              2.18(b) The Agent shall maintain at its address referred to in
Section 8.02 a copy of each assignment delivered to and accepted by it and a register for the recordation of the names and addresses of the Banks and the Commitment of, and principal amount of the A Advances owing to, each Bank from time to time (the "Register"). The entries in the Register shall be conclusive and binding for all purposes, absent manifest error, and the Company, the Agent and the Banks may treat each entity whose name is recorded in the Register as a Bank hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Company or any Bank at any reasonable time and from time to time upon reasonable prior notice. Upon receipt by the Agent from the assigning Bank of an assignment in form and substance satisfactory to the Agent executed by an assigning Bank and an assignee representing that it is an Eligible Assignee, together with each A Note subject to such assignment, and a processing and recording fee of $2,000, the Agent shall, if such assignment is a Required Assignment or has been consented to by the Company to the extent required by Section 2.18(a) or has been effected pursuant to Section 2.19(c),
(i) accept such assignment, (ii) record the information contained therein in the Register and (iii) give prompt notice thereof to the Company. Within five Business Days after its receipt of such notice, the Company, at its own expense, shall execute and deliver to the Agent in exchange for each surrendered A Note a new A Note to the order of such Eligible Assignee in an amount equal to the Commitment assumed by it pursuant to such assignment, and if the assigning Bank has retained a Commitment hereunder, a new A Note to the order of the assigning Bank in an amount equal to the Commitment retained by it hereunder. Such new A Note or A Notes shall be in an aggregate principal amount equal to the principal amount of such surrendered A Note, shall be dated the effective date of such assignment and shall otherwise be substantially in the form of Exhibit A-1 or A-2 hereto, as appropriate.

                  2.18(c) Each Bank may sell participations in all or a portion of its rights and obligations under this Agreement (including, without limitation, all or a portion of its Commitments, the Advances owing to it and the Notes held by it) to one or more affiliates of such Bank or to one or more other commercial banks; provided, however, that (i) any such participation shall not require the Company to file a registration statement with the Securities and Exchange Commission or apply to qualify the Notes under the blue sky laws of any state and the Bank selling or granting such participation shall otherwise comply with all federal and state securities laws applicable to such transaction, (ii) no purchaser of such a participation shall be considered to be a "Bank" for any purpose under the Agreement, (iii) such Bank's obligations under this Agreement (including, without limitation, its Commitment to the Company hereunder) shall remain unchanged, (iv) such Bank shall remain solely responsible to the other parties hereto for the performance of such obligations, (v) such Bank shall remain the holder of such Notes for all purposes of this Agreement, and (vi) the Company, the Agent and the other Banks shall continue to deal solely and directly with such Bank in connection with such Bank's rights and obligations under this Agreement.

              2.18(d) Any Bank may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 2.18, disclose to the assignee or participant or proposed assignee or participant, any information relating to the Company furnished to such Bank by or on behalf of the Company; provided, however, that, prior to any such disclosure of information that is not publicly available, such Bank shall obtain the written consent of the Company, and the assignee or participant or proposed assignee or participant shall agree to preserve the confidentiality of any such information received by it from such Bank except as disclosure may be required or appropriate to governmental authorities, pursuant to legal process or by law or governmental regulation or authority.

      Section 2.19.  Extension of Termination Date.

              2.19(a) The Company may, by written notice to the Agent in the form of Exhibit F (each such notice being an "Extension Request") given no earlier than 60 days and no later than 30 days prior to the then applicable Termination Date, request that the then applicable Termination Date be extended to a date 364 days after the then applicable Termination Date. Such extension shall be effective with respect to each Bank which, by a written notice in the form of Exhibit G (a "Continuation Notice") to the Company and the Agent given no earlier than 30 days and no later than 20 days prior to the then applicable Termination Date, consents, in its sole discretion, to such extension (each Bank giving a Continuation Notice being referred to sometimes as a "Continuing Bank" and each Bank other than a Continuing Bank being a "Non-Extending Bank") provided, however, that such extension shall be effective only if the aggregate Commitments of the Continuing Banks are not less than 66-2/3% of the aggregate Commitments of the Banks on the date of the Extension Request. No Bank shall have any obligation to consent to any such extension of the Termination Date. The Agent shall notify each Bank of the receipt of an Extension Request within three (3) Business Days after receipt thereof. The Agent shall notify the Company and the Banks no later than 15 days prior to the applicable Termination Date whether the Agent has received Continuation Notices from Banks holding at least 66-2/3% of the Aggregate Commitments on the date of the Extension Request.

              2.19(b) The Commitment of each Non-Extending Bank shall terminate at the close of business on the Termination Date in effect prior to the delivery of such Extension Request without giving any effect to such proposed extension and on such Termination Date the Company shall take one of the following three actions:

              (i) Replace the Non-Extending Banks pursuant to Section 2.19(c);
              or

              (ii) Pay to the Agent, for the account of the Non-Extending Banks, an amount equal to the Non-Extending Banks' A Advances, together with accrued but unpaid interest and fees thereon and all other amounts then payable hereunder; or

              (iii) By giving notice to the Agent no later than three days prior to the Termination Date, elect not to extend the Termination Date beyond the then applicable Termination Date and in this event the Company may in its sole discretion repay any amount of the A Advances then outstanding or make an A Borrowing pursuant to
              Article 2 and the amount of the A Advances outstanding thereafter shall convert to a term loan pursuant to Section 2.03.

              2.19(c) A Non-Extending Bank shall be obligated, at the request of the Company to assign at any time prior to the close of business on the Termination Date applicable to such Non-Extending Bank all of its rights (other than rights that would survive the termination of the Agreement pursuant to
Section 8.03) and obligations hereunder to one or more Banks or other commercial banks nominated by the Company and willing to become Banks in place of such Non-Extending Bank (the "Replacement Banks"). In order to qualify as a Replacement Bank, a Bank or bank must satisfy all of the requirements of this Agreement (including without limitation the terms of Section 2.18 relating to Required Assignments). Such obligation of the Non-Extending Banks is subject to such Non-Extending Bank receiving (i) payment in full from the Replacement Banks of the principal amount of all Advances owing to such Non-Extending Bank immediately prior to an assignment to the Replacement Banks and (ii) payment in full from the Company of all accrued interest and fees and other amounts payable hereunder and then owing to such Non-Extending Bank immediately prior to the assignment to the Replacement Banks. Upon such assignment, the Non-Extending Bank shall no longer be a Bank, such Replacement Banks shall become Continuing Banks, and the Agent shall make appropriate entries in the Register to reflect the foregoing.







                                    ARTICLE 3

                Representations, Warranties and Certain Covenants


      Section 3.01. Representations and Warranties by the Company. The Company represents and warrants as follows:

              3.01(a) The Company is a duly organized corporation existing in good standing under the laws of the State of Delaware and is duly qualified to do business in, among other jurisdictions, the States of Florida, Kansas and Washington and in the Commonwealth of Pennsylvania.

              3.01(b) The execution and delivery and the performance of the terms of this Agreement and the Notes are within the Company's corporate powers, have been duly authorized by all necessary corporate action, have received all necessary governmental approval and do not contravene any law, any provision of the Certificate of Incorporation or By-Laws of the Company or any contractual restriction binding on the Company.

              3.01(c) This Agreement is, and the Notes when duly executed and delivered for value will be, legal and binding obligations of the Company, enforceable against the Company in accordance with their respective terms.

              3.01(d) In the Company's opinion, there are no pending or threatened actions or proceedings before any court or administrative agency which can reasonably be expected to materially adversely affect the financial condition or operations of the Company or any Subsidiary.

              3.01(e) The Consolidated statement of financial position as of December 31, 1995 and the related Consolidated statement of earnings and retained earnings for the year then ended (copies of which have been furnished to each Bank) correctly set forth the Consolidated financial condition of the Company and the Subsidiaries as of such date and the result of the Consolidated operations for such year, and since such date there has been no material adverse change in such condition or operations which is likely to impair the ability of the Company to repay the Advances.

              3.01(f) The Company is not engaged in the business of extending credit for the purpose of purchasing or carrying margin stock within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System, and no proceeds of any Advance will be used to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any margin stock. Following application of the proceeds of each Advance, not more than 25 percent of the value of the assets (either of the Company only or of the Company and its subsidiaries on a consolidated basis) subject to the provisions of Section 4.02(h) will be margin stock (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

      Section 3.02. Representation by the Banks. Each Bank represents that its present intent is that it will acquire the A Notes drawn to its order for its own account and that each such A Note is being acquired for the purpose of investment and not with a view to distribution or resale thereof, subject, nevertheless, to the necessity that such Bank remain in control at all times of the disposition of property held by it for its own account.





                                    ARTICLE 4

                            Covenants of the Company


      Section 4.01. Affirmative Covenants of the Company. From the date of this Agreement and so long as any amount shall be payable by the Company to any Bank hereunder or any Commitment shall be outstanding the Company will:

              4.01(a) Furnish to the Banks: (1) within 60 days after the close of each of the first three quarters of each of the Company's fiscal years, a Consolidated statement of financial position of the Company and the Subsidiaries as of the end of such quarter and a Consolidated comparative statement of earnings and retained earnings of the Company and the Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each certified by an authorized officer of the Company, (2) within 120 days after the close of each of the Company's fiscal years, and if requested by the Agent, within 60 days after the close of each of the first three quarters thereof, a statement certified by an authorized officer of the Company showing in detail the computations required by the provisions of Sections 4.01(d), 4.02(a), 4.02(b), 4.02(c), 4.02(e), 4.02(f), 4.03(a), 4.03(b)
and 4.03(c) hereof, based on the figures which appear on the books of account of the Company and the Subsidiaries at the close of such quarters, (3) within 120 days after the close of each of the Company's fiscal years, a copy of the annual audit report of the Company, certified by independent public accountants of recognized standing acceptable to the Agent, together with financial statements consisting of a Consolidated statement of financial position of the Company and the Subsidiaries as of the end of such fiscal year and a Consolidated statement of earnings and retained earnings of the Company and the Subsidiaries for such fiscal year, (4) within 120 days after the close of each of the Company's fiscal years, a statement certified by the independent public accountants who shall have prepared the corresponding audit report furnished to the Banks pursuant to the provisions of clause (3) of this subsection (a), to the effect that, in the course of preparing such audit report, such accountants had obtained no knowledge, except as specifically stated, that the Company had been in violation of the provisions of any one of the following Sections : Sections 4.01(d), 4.02(a), 4.02(b), 4.02(c), 4.02(e), 4.02(f), 4.03(a), 4.03(b) and 4.03(c), at
any time during such fiscal year, (5) promptly upon their becoming available, all financial statements, reports and proxy statements which the Company may send to its stockholders, (6) promptly upon their becoming available, all regular and periodic financial reports which the Company or any Subsidiary shall file with the Securities and Exchange Commission or any national securities exchange, (7) within 3 Business Days after the discovery of the occurrence of any event which constitutes an Event of Default or would constitute an Event of Default with the passage of time or the giving of notice, or both, notice of such occurrence together with a detailed statement by a responsible officer of the Company of the steps being taken by the Company or the appropriate Subsidiary to cure the effect of such event and (8) such other information respecting the financial condition and operations of the Company or the Subsidiaries as the Agent may from time to time reasonably request.

              4.01(b) Duly pay and discharge, and cause each Subsidiary duly to pay and discharge, all taxes, assessments and governmental charges upon it or against its properties prior to a date which is 5 Business Days after the date on which penalties are attached thereto, except and to the extent only that the same shall be contested in good faith and by appropriate proceedings by the Company or the appropriate Subsidiary.

              4.01(c) Maintain, and cause each Subsidiary to maintain, with financially sound and reputable insurance companies or associations, insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by companies engaged in businesses similar to that of the Company or the appropriate Subsidiary, except, to the extent consistent with good business practices, such insurance may be provided by the Company through its program of self insurance.

              4.01(d) Maintain an excess of Consolidated Current Assets over Consolidated Current Indebtedness of at least $250,000,000.

      Section 4.02. General Negative Covenants of the Company. From the date of this Agreement and so long as any amount shall be payable by the Company to any Bank hereunder or any Commitment shall be outstanding, the Company will not:

              4.02(a) Create, incur, assume or suffer to exist any mortgage, pledge, lien, security interest or other charge or encumbrance (including the lien or retained security title of a conditional vendor) upon or with respect to any of its Fixed Assets, or upon or with respect to the Fixed Assets of any Subsidiary, or assign or otherwise convey, or permit any Subsidiary to assign or otherwise convey, any right to receive income from or with respect to its Fixed Assets, except (1) liens in connection with workmen's compensation, unemployment insurance or other social security obligations, (2) liens securing the performance of bids, tenders, contracts (other than for the repayment of borrowed money), leases, statutory obligations, surety and appeal bonds, liens to secure progress or partial payments made to the Company or such Subsidiary and other liens of like nature made in the ordinary course of business, (3) mechanics', workmen's, materialmen's or other like liens arising in the ordinary course of business in respect of obligations which are not due or which are being contested in good faith, (4) liens for taxes not yet due or being contested in good faith and by appropriate proceedings by the Company or the affected Subsidiary, and (5) other liens, charges and encumbrances, so long as the aggregate amount of the Consolidated Indebtedness for which all such liens, charges and encumbrances serve as security does not exceed 15% of Consolidated Net Fixed Assets; provided, however, that any liens, charges or encumbrances permitted by this clause (5) must secure only Funded Indebtedness permitted by the terms of this Agreement (including the current portion of any Indebtedness the remainder of which is Funded Indebtedness).

              4.02(b) Create, incur, assume or suffer to exist any Funded Indebtedness of the Company or of any Subsidiary which would cause Consolidated Funded Indebtedness (exclusive of Subordinated Indebtedness) at such time to exceed 90% of the total at such time of Consolidated Net Worth and Consolidated Subordinated Indebtedness.

              4.02(c) Create, incur, assume or suffer to exist any Indebtedness of the Company or of any Subsidiary which would cause indebtedness for borrowed money (exclusive of Subordinated Indebtedness) on a Consolidated basis at such time to exceed 115% of the total at such time of Consolidated Net Worth and Consolidated Subordinated Indebtedness.

              4.02(d) Make any payment, or permit any Subsidiary to make any payment, of principal or interest on any Indebtedness which payment would constitute a violation of the terms of this Agreement or of the terms of any indenture or agreement binding on such corporation or to which such corporation is a party.

              4.02(e) Sell, lease or otherwise transfer, or permit any Subsidiary to sell, lease or otherwise transfer, a portion of its Fixed Assets constituting a division, branch or other operating unit, which shall cause the total of all such sales, leases or other transfers by the Company and the Subsidiaries to equal or exceed a value of $50,000,000 in any one fiscal year or a total value of $150,000,000. Any value as used in this subsection (e) shall be measured by the depreciated value as reflected on the books of account of the Company or the appropriate Subsidiary.

              4.02(f) Declare or pay any dividends, purchase, redeem or otherwise acquire for value any of its stock now or hereafter outstanding, return any capital to its stockholders, or make any distribution of its assets to its stockholders as such, except that the Company may (1) declare and deliver stock dividends, (2) redeem stock with the proceeds received from the issuance of new shares and (3) declare and pay dividends to its stockholders and purchase its own outstanding capital stock solely out of a fund made up of the total of
(A) 50% of Consolidated net earnings of the Company arising after January 1, 1990 computed on a cumulative basis, (B) the net proceeds received by the Company after January 1, 1990 from the sale of additional shares of its capital stock or of convertible securities to the extent that such convertible securities have been converted into capital stock,
(C) an amount equal to the cost of all shares of its common stock held as of January 1, 1990 plus the cost of any shares of its common stock reacquired by the Company after January 1, 1990 and distributed pursuant to the Company's incentive compensation plan, (D) an amount equal to the cost of all shares of its common stock reacquired by the Company after January 1, 1990 and sold pursuant to the exercise of options issued under a stock option plan of the Company and (E) $100,000,000.

              4.02(g) Enter into any merger or consolidation unless, in the case of a merger, the Company shall be the surviving corporation, and, in the case of either a merger or a consolidation, there shall have been no violation of any of the terms of this Agreement as a result of, or in existence immediately after, such merger or consolidation.

              4.02(h) Sell or otherwise transfer, or pledge, hypothecate or otherwise encumber, the ownership interest of the Company in any Subsidiary excepting (1) any such sale, transfer or pledge to any Subsidiary, (2) any such sale to any party for fair market value received in cash or (3) any such sale to any party for fair market value received in proceeds other than cash provided all such proceeds received from time to time with respect to such sales do not exceed 10% of the sum of Consolidated Net Worth and Consolidated Subordinated Indebtedness, computed after giving effect to such sales.

      Section 4.03. Negative Covenants of the Company with Respect to Equipment Financing. From the date of this Agreement and so long as any amount shall be payable by the Company to any Bank hereunder or any Commitment shall be outstanding, the Company will not:

              4.03(a) At any time permit the total of (1) the aggregate value of all Equipment owned by the Company and the Subsidiaries and capitalized on their books of account (other than items of Equipment used by the Company and the Subsidiaries for transportation or demonstration in the conduct of business) after deduction of any related Investment Tax Credit and (2) the unpaid principal amount of indebtedness of customers to the Company and the Subsidiaries arising out of the purchase by such customers of Equipment, to exceed 65% of the total at such time of Consolidated Net Worth and Consolidated Subordinated Indebtedness.

              4.03(b) At any time permit the aggregate of the "Net Value" of all Equipment owned by the Company and the Subsidiaries and capitalized on their books of account (other than items of Equipment used by the Company and the Subsidiaries for transportation or demonstration in the conduct of business) to exceed 30% of the total at such time of Consolidated Net Worth and Consolidated Subordinated Indebtedness. For the purposes of this subsection (b), the "Net Value" of any item of Equipment shall be determined by subtracting from the value of such item as reflected on the books of account of the Company or the appropriate Subsidiary (1) any related Investment Tax Credit and (2) the amount of all lease rental payments to be made by the lessee of such item to the Company or to the appropriate Subsidiary (exclusive of any such payments to be made during any period of the term of the lease of such item which may be canceled at the option of the lessee acting alone and exclusive of any portion of such lease payments in excess of the book value of such item).

              4.03(c) Create, incur, assume or suffer to exist any Contingent Customer Indebtedness of the Company or of any Subsidiary which would cause Consolidated Contingent Customer Indebtedness at such time to exceed 35% of the total at such time of Consolidated Net Worth and Consolidated Subordinated Indebtedness.

      Section 4.04. Waivers of Covenants. The departure by the Company or any Subsidiary from the requirements of any of the provisions of this Article 4 shall be permitted only if such departure shall have been consented to in advance in a writing signed by Banks representing 66-2/3% or more of the then outstanding aggregate principal amount of the A Notes or, if no such principal or face amount is outstanding, Banks having at least 66-2/3% of the total of the Commitments, and such writing shall be effective as a consent only to the specific departure described in such writing. Such departure by the Company or any Subsidiary when properly consented to by the required number of Banks as set out in the preceding sentence shall not constitute an Event of Default under
Section 6.01(c).






                                    ARTICLE 5

                       Conditions Precedent to Borrowings


      Section 5.01. Conditions Precedent to the Initial Borrowing. The obligation of each Bank to make its initial Advance is subject to the fulfillment of all of the following conditions:

      The Agent shall have received on or before the day of the initial Borrowing all of the following, each dated the day of the initial Borrowing, in form and substance satisfactory to the Agent and its counsel.

              5.01(a) A Base Rate A Note, a Eurodollar A Note, a Fixed Rate B Note and a Eurodollar B Note drawn to the order of each Bank executed and delivered by the Company to the Agent for delivery to each Bank.

              5.01(b) Copies of all documents, certified by an officer of the Company, evidencing necessary corporate action by the Company and governmental approvals, if any, with respect to this Agreement and the Notes.

              5.01(c) A certificate of the Secretary or an Assistant Secretary of the Company which shall certify the names of the officers of the Company authorized to sign the Notes and the other documents to be delivered hereunder, together with true specimen signatures of such officers and facsimile signatures of officers authorized to sign by facsimile signature. Each Bank may conclusively rely on such certificate until it shall have received a further certificate of the Secretary or an Assistant Secretary of the Company canceling or amending the prior certificate and submitting signatures of the officers named in such further certificate.

              5.01(d) A favorable opinion of the chief legal officer of the Company substantially in the form of Exhibit D hereto and as to such other matters as the Agent may reasonably request, which opinion the Company hereby expressly instructs such chief legal officer to prepare and deliver.

              5.01(e) A favorable opinion of Shearman & Sterling, counsel for the Agent, substantially in the form of Exhibit E hereto.

      Section 5.02. Conditions Precedent to Each A Borrowing. The obligation of each Bank to make an A Advance on the occasion of each A Borrowing (including the initial Borrowing) is subject to the further conditions precedent that on the date of such request and the date of such Borrowing, the following statements shall be true, and each of the giving of the applicable Notice of A Borrowing and the acceptance by the Company of the proceeds of such A Borrowing shall be a representation by the Company that:

              (i) the representations and warranties contained in Section 3.01 hereof are true and accurate on and as of each such date as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date); and

              (ii) as of each such date no event has occurred and is continuing, or would result from the proposed A Borrowing which constitutes an Event of Default or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both.

      Section 5.03. Conditions Precedent to Each B Borrowing. The obligation of each Bank to make a B Advance on the occasion of each B Borrowing (including the initial Borrowing) is subject to the further conditions precedent that (1) the Company shall have furnished to the Agent in connection with such B Borrowing,
(x) a Consolidated statement of financial position of the Company and the Subsidiaries as of the end of each of the first three quarters of the Company's fiscal year (other than a quarter ending within sixty days prior to the date of the related Notice of B Borrowing) and a Consolidated comparative statement of earnings and retained earnings of the Company and the Subsidiaries for the period commencing at the end of the previous fiscal year and ending with the end of such quarter, each certified by an authorized officer of the Company and (y) a copy of the annual audit report of the Company, certified by independent public accountants of recognized standing acceptable to the Agent, together with financial statements consisting of a Consolidated statement of the financial position of the Company and the Subsidiaries as of the end of the applicable fiscal year and a

Consolidated statement of earnings and retained earnings of the Company and the Subsidiaries for such fiscal year (the applicable fiscal year being the most recent year with respect to which the annual audit report of the Company is due pursuant to Section 4.01(a)(3)) and (2) on the date of such request and the date of such Borrowing, the following statements shall be true, and each of the giving of the applicable Notice of B Borrowing and the acceptance by the Company of the proceeds of such B Borrowing shall be a representation by the Company that:

              (i) the representations and warranties contained in Section 3.01 hereof are true and accurate on and as of each such date as though made on and as of each such date (except to the extent that such representations and warranties relate solely to an earlier date);

              (ii) as of each such date no event has occurred and is continuing, or would result from the proposed B Borrowing which constitutes an Event of Default or would constitute such an Event of Default but for the requirement that notice be given or time elapse or both; and

              (iii) no event has occurred and no circumstance exists as a result of which the information concerning the Company that has been provided by the Company to the Agent or the Banks in connection with such B Borrowing would include an untrue statement of a material fact or omit to state any material fact or any fact necessary to make the statements contained therein, in light of the circumstances under which they were made, not misleading.





                                    ARTICLE 6

                                Events of Default

      Section 6.01. Events of Default. The following shall constitute the Events of Default:

              6.01(a) Failure by the Company to make when due any payment of principal of or interest on any Note when the same becomes due and payable and such failure is not remedied within 5 Business Days thereafter.

              6.01(b) When any representation or warranty made by the Company in connection with the execution and delivery of this Agreement, or the Notes or otherwise furnished pursuant hereto shall prove to be at any time incorrect in any material respect.

              6.01(c) Failure by the Company to perform any other term, covenant or agreement contained in this Agreement, and such failure is not remedied within 15 days after written notice thereof shall have been given to the Company by the Agent, at the request, or with the consent, of Banks representing 33-1/3% or more of the total of the Commitments.

              6.01(d) Failure of (1) the Company or (2) any Subsidiary with an aggregate Net Worth and Subordinated Indebtedness exceeding 3% of the sum of Consolidated Net Worth and Consolidated Subordinated Indebtedness to pay when due on any regularly scheduled payment date or following acceleration thereof any obligation for the payment of borrowed money or for the deferred purchase price of property, or any interest thereon, if the aggregate unpaid principal amount of the obligation with respect to which such failure to pay occurred equals or exceeds $3,000,000 and such failure is not remedied within 5 Business Days after notice thereof is received from the Agent or the creditor on such obligation.

              6.01(e)  The Company or any Subsidiary

               (1) shall incur liability with respect to any employee pension benefit plan in excess of $100,000,000 in the aggregate under

                       (A) Sections 4062, 4063, 4064 or 4201 of the Employee Retirement Income Security Act of 1974 ("ERISA"); or

                       (B) otherwise under Title IV of ERISA as a result of any reportable event within the meaning of ERISA (other than a reportable event as to which the provision of 30 days' notice is waived under applicable regulations);

               (2) shall have or shall be likely to have a lien imposed on its property and rights to property under Section 4068 of ERISA on account of a liability in excess of $25,000,000 in the aggregate; or

               (3) shall incur or shall be likely to incur liability under Title IV of ERISA

                       (A) in excess of $25,000,000 in the aggregate as a result of the Company or any Subsidiary having filed a notice of intent to terminate any employee pension benefit plan under the "distress termination" provision of Section 4041 of ERISA or

                       (B) in excess of $25,000,000 in the aggregate as a result of the Pension Benefit Guaranty Corporation having instituted proceedings to terminate, or to have a trustee appointed to administer, any such plan.

              6.01(f) With respect to the Company, on the happening of any of the following events and, with respect to any Subsidiary with an aggregate Net Worth and Subordinated Indebtedness exceeding 3% of the sum of Consolidated Net Worth and Consolidated Subordinated Indebtedness, 5 Business Days after the happening of any such event, provided the same has not then been cured or stayed: (1) the insolvency or bankruptcy of the Company or any such Subsidiary,
(2) the cessation by the Company or any such Subsidiary of the payment of its debts as they mature, (3) the making of an assignment for the benefit of the creditors of the Company or any such Subsidiary, (4) the appointment of a trustee or receiver or liquidator for the Company or any such Subsidiary or for a substantial part of the property of any of them, or (5) the institution of bankruptcy, reorganization, arrangement, insolvency or similar proceedings by or against the Company or any such Subsidiary under the laws of any jurisdiction.

      If an Event of Default shall occur or be continuing, then, the Agent shall at the request, or may with the consent, of Banks having at least 33-1/3% of the total of the Commitments, by notice to the Company, (A) declare the obligation of each Bank to make further Advances to be terminated, whereupon the same shall forthwith terminate, and (B) declare the Notes, all interest thereon and all other amounts payable under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Company provided, however, that in the event of any order for relief with respect to the Company under the Federal Bankruptcy Code (whether in connection with a voluntary or an involuntary case), (A) the obligation of each Bank to make Advances shall automatically be terminated and (B) the Notes, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Company.


                                    ARTICLE 7

                                    The Agent

      Section 7.01. Authorization and Action. Each Bank hereby appoints and authorizes the Agent to take such action as agent on its behalf and to exercise such powers under this Agreement as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto. As to any matters not expressly provided for by this Agreement (including without limitation, enforcement or collection of the Notes), the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of holders of at least 50% in principal amount of the A Notes then outstanding (or if no A Notes are at the time outstanding, upon the instructions of Banks having at least 50% of the Commitments), and such instructions shall be binding upon all Banks and all holders of Notes; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Agreement or applicable law. The Agent agrees to give to each Bank prompt notice of each notice given to it by the Company pursuant to the terms of this Agreement.

      Section 7.02. Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Agreement, except for its or their own gross negligence or willful misconduct. Without limiting the generality of the foregoing, the Agent: (a) may treat the payee of any Note as the holder thereof until the Agent receives and accepts an assignment entered into by the Bank which is the payee of such Note, as assignor, and an Eligible Assignee, as assignee, as provided in Section 2.18;
(b) may consult with legal counsel (including counsel for the Company), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or other experts; (c) makes no warranty or representation to any Bank and shall not be responsible to any Bank for any statements, warranties or representations (whether written or oral) made in or in connection with this Agreement; (d) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Agreement on the part of the Company or to inspect the property (including the books and records) of the Company; (e) shall not be responsible to any Bank for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Agreement or any other instrument or document furnished pursuant hereto; and (f) shall incur no liability under or in respect of this Agreement by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

      Section 7.03. Citibank, N.A. and Affiliates. With respect to its Commitment, the Advances made by it, and the Notes issued to it, Citibank, N.A. shall have the same rights and powers under this Agreement as any other Bank and may exercise the same as though it were not the Agent; and the term "Bank" or "Banks" shall, unless otherwise expressly indicated, include Citibank, N.A. in its individual capacity. Citibank, N.A. and its affiliates may accept deposits from, lend money to, accept drafts drawn by, act as trustee under indentures of, and generally engage in any kind of business with, the Company, any of its subsidiaries and any person or entity who may do business with or own securities of the Company or any subsidiary, all as if Citibank, N.A. were not the Agent and without any duty to account therefor to the other Banks.

      Section 7.04. Bank Credit Decision. Each Bank acknowledges that it has, independently and without reliance upon the Agent or any other Bank and based on the financial statements referred to in Section 3.01(e) and the representations and warranties contained in Sections 3.01 and 3.02 and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Bank also acknowledges that it will, independently and without reliance upon the Agent or any other Bank and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement.

      Section 7.05. Indemnification. The Banks agree to indemnify the Agent (to the extent not reimbursed by the Company), ratably according to the respective principal amounts of the A Notes then held by each of them (or if no A Notes are at the time outstanding or if any A Notes are held by persons which are not Banks, ratably according to the respective amounts of their Commitments), from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against the Agent in any way relating to or arising out of this Agreement or any action taken or omitted by the Agent under this Agreement, provided that no Bank shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Agent's gross negligence or willful misconduct. Without limitation of the foregoing, each Bank agrees to reimburse the Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including counsel fees) incurred by the Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of rights or responsibilities under, this Agreement, to the extent that the Agent is not reimbursed for such expenses by the Company.

      Section 7.06. Successor Agent. The Agent may resign at any time by giving written notice thereof to the Banks and the Company and may be removed at any time with or without cause by the Majority Banks. Upon any such resignation or removal, the Majority Banks shall have the right to appoint a successor Agent, which shall be a commercial bank organized or licensed under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $50,000,000. If no successor Agent shall have been so appointed by the Majority Banks, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the removal of the retiring Agent as provided herein, then the retiring Agent may, on behalf of the Banks, appoint a successor Agent which meets the requirements set out in the previous sentence. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Agreement.

      Section 7.07. Certain Obligations May be Performed by Affiliates. The Agent may appoint any of its Affiliates to perform its obligations hereunder other than any obligation requiring the Agent to receive, pay, or otherwise handle funds or Notes and provided that the Agent shall continue to be responsible to the Company and the Banks for the due performance of the Agent's obligations under this Agreement.


                                    ARTICLE 8

                                  Miscellaneous

      Section 8.01. Modification, Consents and Waivers. No failure or delay on the part of any Bank in exercising any power or right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power preclude any other or further exercise thereof or the exercise of any other right or power hereunder. No notice to or demand on the Company in any case shall entitle the Company to any other or further notice or demand in similar or other circumstances. No amendment or waiver of any provision of this Agreement or of the A Notes, nor consent to any departure by the Company therefrom, shall in any event be effective unless the same shall be in writing and signed by the Majority Banks, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by all the Banks, do any of the following: (a) waive any of the conditions specified in Section 5.01, 5.02, or 5.03, (b) except as provided in Section 2.17 or Section 2.19, increase the Commitments of the Banks or subject the Banks to any additional obligations, (c) reduce the principal of, or interest on, the A Notes or any fees or other amounts payable hereunder, (d) postpone any date fixed for any payment of principal of, or interest on, the A Notes or any fees or other amounts payable hereunder, (e) change the percentage of the Commitments or of the aggregate unpaid principal amount of the A Notes or the number of Banks required for the Banks or any of them to take any action hereunder, or (f) amend this Section 8.01; and provided further, that no amendment, waiver, or consent shall, unless in writing and signed by the Agent in addition to the Banks required above to take such action, affect the rights or duties of the Agent under this Agreement or any Note. Notwithstanding the foregoing, this Section 8.01 shall not affect the provisions of Section 4.04 or 6.01.

      Section 8.02. Addresses for Notices. All communications and notices provided for hereunder shall be by telex or in writing and, if to the Agent, mailed, telexed or delivered to it, addressed to it at its office at Citibank, N.A., New York Transportation - Airlines, 399 Park Avenue, New York, New York 10043 and, if to the Company, mailed, telexed or delivered to it, addressed to it at its office at 7755 East Marginal Way South, Seattle, Washington 98108,
Attention: Treasurer, and, if to any Bank, to its office at the address given on the signature pages of this Agreement; or, as to each party, at such other address as shall have been designated by such party in a written notice to each other party referring specifically to this Agreement.

      Section 8.03. Costs, Expenses and Taxes. The Company agrees to pay all costs and expenses in connection with the preparation, execution and delivery of this Agreement and the Notes (including printing costs and the reasonable fees and out-of-pocket expenses of counsel for the Agent) and costs and expenses, if any, in connection with the enforcement of this Agreement and the Notes (whether through negotiations, legal proceedings or otherwise and including, without limitation, the reasonable fees and out-of pocket expenses of counsel), as well as any and all stamp and other taxes, and to save the Banks and other holders of the Notes harmless from any and all liabilities with respect to or resulting from any delay or omission to pay such taxes, if any, which may be payable or determined to be payable in connection with the execution and delivery of this Agreement and the Notes.

      Section 8.04. Binding Effect. This Agreement shall be binding upon and inure to the benefit of the Company, the Banks and the Agent, and their respective successors and assigns, except that the Company may not assign or transfer its rights hereunder without the prior written consent of the Banks.

      Section 8.05. Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      Section 8.06. Governing Law. This Agreement and the Notes shall be deemed to be contracts under the laws of the State of New York and for all purposes shall be construed in accordance with the laws of such State.

      Section 8.07. Headings. The Table of Contents and Article and Section headings used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

      Section 8.08. Execution in Counterparts. This Agreement may be executed by the parties hereto individually or in any combinations of the parties hereto in several separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same agreement.

      Section 8.09. Right of Set-Off. Upon (i) the occurrence and during the continuance of any Event of Default and (ii) the making of the request or the granting of the consent specified by Section 6.01 to authorize the Agent to declare the Notes due and payable pursuant to the provisions of Section 6.01, each Bank is hereby authorized at any time and from time to time to the fullest extent permitted by law, without notice to the Company (any such notice being expressly waived by the Company), to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other indebtedness at any time owing by such Bank to or for the credit or the account of the Company against any and all of the obligations of the Company now or hereafter existing under this Agreement and the Notes held by such Bank, irrespective of whether or not such Bank shall have made any demand under this Agreement or such Notes and although such obligations may be unmatured. Each Bank shall promptly notify the Company after any such setoff and application made by such Bank, provided that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Bank under this Section are in addition to other rights and remedies (including, without limitation, other rights of setoff) which such Bank may have.

      Section 8.10. Agreement in Effect. This Agreement shall become effective upon its execution and delivery, respectively, to the Agent and the Company by the Company, the Agent, and each Bank listed in Section 1.02. This Amended and Restated Agreement supersedes, as of September 27, 1996, all prior versions of The Boeing Company Bank Credit Agreement, and all references to "this Agreement," "herein," "hereof" and the like shall be deemed references to this Amended and Restated Agreement.

                                    ARTICLE 9

                        Definitions and Accounting Terms


      Section 9.01. Defined Terms. As used in this Agreement, the following terms shall have the meanings set out respectively after each:

      "A Advance"--An advance made by a Bank to the Company as part of an A Borrowing and refers to a Base Rate Advance or a Eurodollar Rate A Advance, each of which shall be a "Type" of A Advance.

      "A Borrowing"--A borrowing consisting of simultaneous A Advances of the same Type made by each of the Banks pursuant to Section 2.01.

      "A Note"--A promissory note of the Company payable to the order of any Bank, in substantially the form of Exhibit A-1 or A-2 hereto, evidencing the indebtedness of the Company to such Bank resulting from the aggregate of all Base Rate Advances and the aggregate of all Eurodollar Rate A Advances, respectively, made by such Bank.

      "Advance"--An A Advance or a B Advance.

      "Agent"--Citibank, N.A. acting in its capacity as agent for the Banks, or any successor Agent appointed pursuant to Section 7.06.

      "Agreement"--This agreement, as it may be amended or otherwise modified from time to time, and any written additions or supplements hereto.

      "Applicable Lending Office"--With respect to each Bank, such Bank's Domestic Lending Office in the case of a Base Rate Advance, and such Bank's Eurodollar Lending Office in the case of a Eurodollar Rate Advance and, in the case of a B Advance, the office of such Bank notified by such Bank to the Agent as its Applicable Lending Office with respect to such B Advance.

      "Applicable Margin"--Means 0.155%.

      "B Advance"--An advance by a Bank to the Company as part of a B Borrowing resulting from the auction bidding procedure described in Section 2.05 and refers to a Fixed Rate Advance or a Eurodollar Rate B Advance.

      "B Borrowing"--A borrowing consisting of simultaneous B Advances from each of the Banks whose offer to make one or more B Advances as part of such borrowing has been accepted by the Company under the auction bidding procedure described in Section 2.05.

      "B Note"--A Promissory note of the Company payable to the order of any Bank, in substantially the form of Exhibit A-3 or A-4 hereto, evidencing the indebtedness of the Company to such Bank resulting from the aggregate of all Fixed Rate Advances and the aggregate of all Eurodollar Rate B Advances, respectively, made by such Bank.

      "B Reduction"--As defined in Section 2.01.

      "Bank"--As defined in Section 1.01.

      "Base Rate"--The rate of interest announced publicly by Citibank, N.A., in New York, New York, from time to time, as Citibank's base rate.

      "Base Rate Advance"--An A Advance which bears interest at the Base Rate.

      "Base Rate A Note"--An A Note evidencing Base Rate Advances.

      "BFC"--Boeing Financial Corporation, a Delaware corporation.

      "Borrowing"--An A Borrowing or a B Borrowing.

      "Business Day"--A day of the year on which banks are not required or authorized to close in New York City, and, if the applicable Business Day relates to any Eurodollar Rate Advances, on which dealings are carried on in the London interbank market.

      "Commitment"--As defined in Section 1.01.

      "Company"--The Boeing Company, a Delaware corporation.

      "Consolidated"--Indicating, as to any accounting concept or statement, the consolidation of such concept or statement with the same concepts or statements of all other members of a class made up of the Company and the Subsidiaries.

      "Contingent Customer Indebtedness"--The total, for the Company or any Subsidiary, of all indebtedness, obligations or liabilities of parties other than such corporation, in respect of which such corporation is contingently liable to pay or advance money or property as guarantor, endorser or otherwise and which was incurred in connection with any Equipment Obligations or which arose out of the agreement by such corporation to repurchase, for cash or other consideration, in a fixed or determinable amount, any Equipment sold by such corporation to a customer or to purchase, for cash or other consideration, in a fixed or determinable amount, Equipment from such customers; provided, however, that the Contingent Customer Indebtedness of the Company and the Subsidiaries shall not include (1) any amount of such indebtedness, obligations or liabilities for which the Company or the appropriate Subsidiary has provided reserves on its books of account, according to generally accepted accounting principles, (2) any amount of such indebtedness, obligations or liabilities which is payable by the Company or the appropriate Subsidiary only upon the occurrence of a contingency which is the subject of a guaranty agreement or an insurance agreement satisfactory in form and substance to the Agent, (3) any amount of such indebtedness, obligations or liabilities to the exclusion of which the Agent shall have consented in writing and (4) the total amount of the fair market value of any Equipment subject to any repurchase obligations.

      "Continuing Bank" -- As defined in Section 2.19(a).

      "Convert," "Conversion" and "Converted"--Each refers to a conversion of A Advances of one Type into A Advances of another Type pursuant to Section 2.10,
2.11 or 2.14.

      "Current Assets"--All assets of any corporation which would, in accordance with generally accepted accounting principles, be classified as current assets of a corporation conducting a business the same as or similar to that of the concerned corporation.

      "Current Indebtedness"--Any Indebtedness of any corporation which would, in accordance with generally accepted accounting principles, be classified as current indebtedness and, without limiting the generality of the foregoing, including (1) all Indebtedness of such corporation, secured or unsecured, then payable or payable on demand or maturing within one year after the date of measurement (excluding any Indebtedness the maturity of which is renewable or extendable at the option of the obligor, absolutely or conditionally, for a period or periods ending more than one year after the date of measurement, whether or not theretofore renewed or extended), and (2) any fixed prepayment of, and any sinking fund payment with respect to, Indebtedness (including the Notes) required to be made within one year after such date.

      "Domestic Lending Office"--With respect to any Bank, the office of such Bank specified as its "Domestic Lending Office" as indicated in the signature block of this Agreement, or in the assignment or other agreement pursuant to which it became a Bank, or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

      "Effective Date"--As defined in Section 2.17.

      "Eligible Assignee"--As defined in Section 2.18.

      "Equipment"--Any aircraft of any type after completion of production, whether manufactured by the Company, any Subsidiary or any other person, and any other product manufactured by the Company and the Subsidiaries for sale or lease to a customer of the Company or of a Subsidiary.

      "Equipment Obligation"--Any indebtedness, obligation or liability of customers of the Company or of customers of any Subsidiary arising out of the sale or lease of any Equipment and any note, chattel mortgage, conditional sales contract, trust receipt, lease with or without option to buy or other evidence of, or any other contract related to, such indebtedness or obligation.

      "Eurocurrency Liabilities"--Has the meaning assigned to that term in Regulation D of the Board of Governors of the Federal Reserve System, as in effect from time to time.

      "Eurodollar A Note"--An A Note evidencing Eurodollar Rate A Advances.

      "Eurodollar B Note"--A B Note evidencing Eurodollar Rate B Advances.

      "Eurodollar Lending Office"--With respect to any Bank, the office of such Bank specified as its "Eurodollar Lending Office" as indicated in the signature block of this Agreement (or, if no such office is specified, its Domestic Lending Office), or in the assignment or other agreement pursuant to which it became a Bank, or such other office of such Bank as such Bank may from time to time specify to the Company and the Agent.

      "Eurodollar Rate"--For any Interest Period for each Eurodollar Rate A Advance comprising part of the same Borrowing, and for the relevant period specified in the applicable Notice of B Borrowing for each Eurodollar Rate B Advance, an interest rate per annum equal to the average (rounded upward to the nearest whole multiple of 1/16 of 1% per annum, if such average is not such a multiple) of the rate per annum at which deposits in U.S. dollars are offered by the principal office of each of the Reference Banks in banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period or the first day of the relevant period specified in such Notice of B Borrowing (i) in an amount, for such Eurodollar A Advance, substantially equal to such Reference Bank's Eurodollar Rate Advance comprising part of such A Borrowing and for a period equal to such Interest Period or, (ii) in an amount, for such Eurodollar Rate B Advance, substantially equal to the amount of the Eurodollar Rate B Borrowing which includes such B Advance multiplied by a fraction equal to such Reference Bank's ratable portion of the Commitments and for a period equal to the relevant period specified in such Notice of B Borrowing. The Eurodollar Rate for any Interest Period for each Eurodollar Rate A Advance comprising part of the same Borrowing and for the relevant period specified in a Notice of B Borrowing for each Eurodollar Rate B Advance shall be determined by the Agent on the basis of applicable rates furnished to and received by the Agent from the Reference Banks two Business Days before the first day of such Interest Period or period, as the case may be, subject, however, to the provisions of Section 2.10.

      "Eurodollar Rate Advance"--An A Advance (a "Eurodollar Rate A Advance") or a B Advance (a "Eurodollar Rate B Advance") which bears interest at a rate of interest quoted as a margin (which shall be the Applicable Margin in the case of an A Advance or as offered by a Bank and accepted by the Company in the case of a B Advance) over the Eurodollar Rate.

      "Eurodollar Rate B Borrowing"--As defined in Section 2.05(a)(i).

      "Eurodollar Rate Reserve Percentage"--Of any Bank for any Interest Period for any Eurodollar Rate Advance means the reserve percentage applicable during such Interest Period (or if more than one such percentage shall be so applicable, the daily average of such percentages for those days in such Interest Period during which any such percentage shall be so applicable) under regulations issued from time to time by the Board of Governors of the Federal Reserve System (or any successor) for determining the maximum reserve requirement (including, without limitation, any emergency, supplemental or other marginal reserve requirement) for such Bank with respect to liabilities or assets consisting of or including Eurocurrency Liabilities having a term equal to such Interest Period.

      "Event of Default"--Any of the events described in Section 6.01 hereof.

      "Facility Fee"--As defined in Section 2.06.

      "Federal Funds Rate"--For any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three Federal funds brokers of recognized standing selected by it.

      "Fixed Assets"--Any item of real property, or any interest therein, buildings, improvements and machinery.

      "Fixed Rate Advance"--An Advance made by a Bank to the Company as part of a Fixed Rate Borrowing.

      "Fixed Rate Borrowing"--As defined in Section 2.05(a)(i).

      "Funded Indebtedness"--The total, for any corporation, of (1) all Indebtedness of such corporation which is not Current Indebtedness and (2) the aggregate liability of such corporation during the entire terms of all leases of both real and personal property each having a term of one year or more (exclusive of the liability of such corporation during the one-year period commencing with the date of computation and exclusive of any portion of such term which may be cancelled at the option of the lessee acting alone).

      "Indebtedness"--The total, for any corporation, of (1) all items of indebtedness, obligation or liability of such corporation which in accordance with generally accepted accounting principles would be included in determining total liabilities as shown on the liability side of a statement of financial position of such corporation as at the date as of which Indebtedness is to be determined and (2) all items of indebtedness, obligation or liability of persons other than such corporation, in respect of which such corporation is liable, contingently or otherwise, to pay or advance money or property as guarantor, endorser or otherwise (except as endorser for collection in the ordinary course of business), or which such corporation has agreed to purchase or otherwise acquire; provided, however, that Indebtedness of the Company or of any Subsidiary shall not include Contingent Customer Indebtedness of such corporation. Any indebtedness of a Subsidiary (including, without limitation, Indebtedness secured by a mortgage, pledge or lien on its property, whether or not assumed by such Subsidiary) outstanding at the time it became a Subsidiary shall be deemed to have been incurred at such time.

      "Interest Period"--For each Eurodollar Rate A Advance comprising part of the same Borrowing, the period commencing on the date of such A Advance or the date of the Conversion of any A Advance into such a Eurodollar Rate A Advance and ending on the last day of the period selected by the Company pursuant to the provisions below and, thereafter, each subsequent period commencing on the last day of the immediately preceding Interest Period and ending on the last day of the period selected by the Company pursuant to the provisions below. The duration of each such Interest Period shall be one, two, three, or six months, as the Company may, upon notice received by the Agent not later than 11:00 a.m. (New York City time) on the third Business Day prior to the first day of such Interest Period, select, provided however, that:

                     (i) no Interest Period shall end on a date later than the
              Termination Date (or in the case of an A Advance which is converted to a term loan pursuant to Section 2.03, the Maturity
              Date);

                     (ii) Interest Periods commencing on the same date for A
              Advances comprising part of the same A Borrowing shall be of the same duration; and

                     (iii) Whenever the last day of any Interest Period would
              otherwise occur on a day other than a Business Day, the last day of such Interest Period shall be extended to occur on the next succeeding Business Day, provided, that if such extension would cause the last day of such Interest Period to occur in the next following calendar month, the last day of the Interest Period shall occur on the next preceding Business Day.

      "Investment Tax Credit"--Any credit against United States income taxes of the concerned corporation available to such corporation pursuant to the provisions of Section 38 of the United States Internal Revenue Code of 1986, as amended.

      "Limited Recourse Obligation"--Any indebtedness, obligation or liability of the Company or of any Subsidiary for the payment of which the obligee thereof is expressly limited to the income, proceeds or value of a specific asset or group of assets.

      "Majority Banks"--Banks holding at least 50% of the then aggregate unpaid principal amount of the A Notes held by Banks, or, if no such principal amount is then outstanding, Banks having at least 50% of the Commitment (provided that, for purposes hereof, neither the Company, nor any of its affiliates, if a Bank, shall be included in (i) the Banks holding such amount of the A Advances or having such amount of the Commitments or (ii) determining the aggregate unpaid principal amount of the A Advances or the total Commitments).

      "Maturity Date" -- The date that is the three-year anniversary of the Termination Date.

      "Moody's"--Moody's Investor Services, Inc.

      "Net Fixed Assets"--The excess, as to any corporation of (1) the value as reflected on the books of account of such corporation of Fixed Assets, taken at their cost, over (2) the value at such date of all depreciation, amortization, retirement and other valuation reserves with respect thereto, as determined in accordance with generally accepted accounting principles consistently applied.

      "Net Worth"--As to any corporation, the total of the stockholders' investment as reflected on the books of account of such corporation and any deferred Investment Tax Credit of such corporation.

      "Non-Extending Bank" -- As defined in Section 2.19(a).

      "Note"--An A Note or a B Note.

      "Notice of A Borrowing"--As defined in Section 2.02(a).

      "Notice of B Borrowing"--As defined in Section 2.05(a)(i).

      "Reference Banks"--The Chase Manhattan Bank, Citibank, N.A., First National Bank of Boston, Bank of New York, and National Westminster Bank plc.

      "Register"--As defined in Section 2.18.

      "Replacement Banks" -- As defined in Section 2.19(c).

      "Required Assignment"--As defined in Section 2.18.

      "Request for Alteration"--A document substantially in the form of Exhibit C hereto, duly executed by the Company, pursuant to the provisions of Section 2.17.

      "S&P"--Standard & Poor's Corporation.

      "Subordinated Indebtedness"--The total, for any corporation, of all Indebtedness of such corporation which shall have been subordinated in right of payment, in terms satisfactory to the Banks, to all indebtedness of the Company to the Banks.

      "Subsidiary"--Any corporation, except BFC, in which more than 50% of the Voting Stock is owned by the Company, by the Company and any one or more other Subsidiaries, or by any one or more other Subsidiaries.

      "Termination Date"--The earlier to occur of (i) September 26, 1997, as such date may be extended from time to time pursuant to Section 2.19 and (ii) the date of termination in whole of the Commitments pursuant to Section 2.08 or
Section 6.01.

      "Voting Stock"--All the outstanding capital stock of any corporation having general voting power under ordinary circumstances to elect a majority of the Board of Directors of such corporation (irrespective of whether or not any capital stock of any other class or classes shall or might have voting power upon the occurrence of any contingency).

      Section 9.02. Use of Defined Terms. Any defined term used in the plural preceded by the definite article shall be taken to encompass all members of the relevant class. Any defined term used in the singular preceded by "any" shall be taken to indicate any number of the members of the relevant class.

      Section 9.03.  Accounting Terms.

              9.03(a) All accounting terms not specifically defined herein shall be construed in accordance with generally accepted accounting principles consistently applied, except that the following principles shall be applied for the purposes of the provisions of Sections 4.01(d), 4.02(a), 4.02(b), 4.02(c), 4.03(a), 4.03(b) and 4.03(c) regardless of whether such principles shall be generally accepted:

                     (i) There shall be excluded from the Consolidated Net Worth of the Company and the Subsidiaries any investment in BFC.

                     (ii) There shall be excluded from Indebtedness of the Company and any Subsidiary any

      Limited Recourse Obligation of the Company or any Subsidiary and, to the extent of the amount of such Limited Recourse Obligation, there shall be excluded from the assets of the owner thereof the asset or group of assets to the income, proceeds or value of which the obligee of such Limited Recourse Obligation is limited in recourse.

                     (iii) The value of any asset of the Company or any Subsidiary shall be reduced by the amount of all depreciation, amortization, retirement, valuation and other contingency reserves maintained with respect thereto on the books of account of the Company or the appropriate Subsidiary.

              9.03(b) FAS 106. Notwithstanding anything to the contrary in this Agreement, any computations made in connection with the covenants set out in Sections 4.01, 4.02, or 4.03 (including without limitation computations contemplated by the defined terms used therein) shall be adjusted so that the effect of Statement of Financial Accounting Standards 106 shall be disregarded.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers thereunto duly authorized as of the day and year first above written.

                                       THE BOEING COMPANY

                                       By
                                       Its Assistant Treasurer


                                       CITIBANK, N.A.
                                          Individually and as Agent
                                       399 Park Avenue
                                       Eighth Floor, Zone 6
                                       New York, New York 10043

                                       By
                                       Its Vice-President

ABN AMRO Bank, N.V.
Seattle Branch
One Union Square
600 University Place, Suite 2323
Seattle, Washington 98101


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================





BANK IV, N.A.
100 N. Broadway
P. O. Box 4
Wichita, Kansas  67201-0004


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================

Bank of America National Trust and Savings Association
555 South Flower Street, 11th Floor
Unit #5618
Los Angeles, California  90071


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        Bank of America NT&SA
        GPO Account Administration #5693
        1850 Gateway Boulevard
        Concord, California 94520
        Attn: Ms. Nona Merritt
        Phone:  (510) 675-7052





Bankers Trust Company
Airline, Airframe, Aerospace Division
130 Liberty Street, MS 2232
New York, New York  10006


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================

Bank of New York
10990 Wilshire Boulevard
Suite 1700
Los Angeles, California  90024



By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        The Bank of New York
        One Wall St. 22nd Flr.
        New York, NY  10005
        Attn. Lorna Alleyne
               Assistant Treasurer






Bank of Tokyo - Mitsubishi
(address)


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================










CIBC Inc
425 Lexington Avenue
New York, New York  10017


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        2727 Taces Ferry Road
        Building #2, Suite 1200
        Atlanta, Georgia  30339
        Attn:  Atlanta Client Support
                Center - Susan Wood
        fax:  770-319-4950





The Chase Manhattan Bank
270 Park Avenue
10th Floor
New York, New York  10017


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================

Credit Lyonnais
  acting through its New York Branch
Credit Lyonnais Building
1301 Avenue of the Americas, 20th Floor
New York, New York 10019


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:











First National Bank of Boston
U. S. Corporate/01-21-01
100 Federal Street (02110)
P.O. Box 2016
Boston, Massachusetts  02106-2016


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================

Industrial Bank of Japan, Ltd.
Los Angeles Agency
350 South Grand Avenue
Suite 1500
Los Angeles, California  90071


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================





Long-Term Credit Bank of Japan, Ltd.
Los Angeles Agency
444 So. Flower Street
Suite 3700
Los Angeles, California  90071-2936


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================







Mitsubishi Trust and Banking
  Corporation
New York Branch - 25th Floor
520 Madison Avenue
New York, New York 10022


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================





Morgan Guaranty Trust Company of
   New York
c/o J.P. Morgan Services, Inc.
Loan Operations - 3rd Floor
500 Stanton Christiana Road
Newark, DE 19713
Telex Number/Answerback:  177425 MBDEL UT


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        Morgan Guaranty Trust Company of New York
        Nassau Bahamas Office
        c/o J. P. Morgan Services, Inc.
        Loan Operations - 3rd Floor
        500 Stanton Christiana Road
        Newark, DE  19713
        Telex Number/Answerback:  177425 MBDEL UT




Nationsbank of Texas, N.A.
(address)


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================

        ============================





National Westminster Bank plc
Level 5
135 Bishopsgate
London, EC2M 3UR


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        National Westminster Bank PLC
        Nassau Branch
        175 Water Street
        New York, NY 10038













PNC Bank, National Association
Broad & Chesnut Streets
P.O. Box 7648, MS 12-07-01
Philadelphia, Pennsylvania  19101


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================





The Sumitomo Bank, Limited
Los Angeles Branch
777 South Figueroa Street
Suite 2600
Los Angeles, California  90017


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================








Sumitomo Trust and Banking Company, Ltd.
Los Angeles Agency
333 South Grand Avenue
Suite 5300
Los Angeles, California  90071


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================





U. S. Bank of Washington, N.A.
1420 - 5th Avenue - 11th Floor
Seattle, Washington  98108


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================









Wachovia Bank of
  North Carolina, N.A.
Wachovia Corporate Services
191 Peachtree Street, N.E. 28th Floor
Atlanta, Georgia 30303


By:
               (Signature)
        ----------------------------
               (Print Name)

        Its

Address for Eurodollar Rate Borrowings if different from above:
        ============================
        ============================
        ============================